UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

June 16, 2025
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Appointment of Directors
On June 16, 2025, Pitney Bowes Inc. (the “Company”) appointed Brent Rosenthal to its Board of Directors (“the Board”), effective as of June 16, 2025. Mr. Rosenthal will participate in the standard non-management director compensation arrangements described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 27, 2025 (the “2025 Proxy Statement”).
Mr. Rosenthal, age 53, is a seasoned investor and public company director with over 30 years of experience with technology, media and telecom companies. He is the Founder of Mountain Hawk Capital Partners, LLC, an investment fund focused on small and microcap equities and currently serves on the boards of directors of Horizon Kinetics Corporation, Syntec Optics Holdings, Inc. and several Puerto Rico closed end mutual funds. Earlier in his career, Mr. Rosenthal was a Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, where he worked from 2002 to 2016. Prior to that, Mr. Rosenthal was director of mergers and acquisitions for RSL Communications Ltd. and served emerging media companies for Deloitte & Touche LLP. Mr. Rosenthal earned his B.S. from Lehigh University and M.B.A. from the S.C. Johnson Graduate School of Management at Cornell University and is also an inactive Certified Public Accountant.
The appointment of Mr. Rosenthal to the Board was made pursuant to Section 1(c) of the cooperation agreement, dated as of January 31, 2024, by and among the Company, Hestia Capital Partners, LP, Helios I, LP, Hestia Capital Partners GP, LLC and Hestia Capital Management, LLC (the “Cooperation Agreement”), as described in the 2025 Proxy Statement. Mr. Rosenthal will be deemed to replace Lance Rosenzweig as a Replacement Director under the Cooperation Agreement. There are no family relationships between Mr. Rosenthal and any director or executive officer of the Company. Mr. Rosenthal is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Lauren Freeman-Bosworth
Name: Lauren Freeman-Bosworth
Date: June 17, 2025	Title: Executive Vice President, General Counsel and Corporate Secretary